EXHIBIT 10.35

$ 1,083,000
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                            The ServiceMaster Company
                            -------------------------
                    5.50 % Convertible Subordinated Debenture
                    -----------------------------------------
                                Due May 10, 2011
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Registered Debentureholder:                 Jonathan P. Ward
                                            425 East Woodlands
                                            Lake Forest, IL 60045


                  The ServiceMaster Company, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Company"), for value received, hereby promises to pay to the registered holder hereof, the principal sum stated above on the 10th day of May, 2011, upon presentation and surrender of this Debenture at the principal corporate office of the Company at One ServiceMaster Way, Downers Grove, Illinois 60515, or at such other place as the Company may designate, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                  Interest will accrue on a daily basis on the outstanding principal amount of this Debenture from and including the date hereof at the rate equal to five and one-half percent (5.50%) per annum, computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed, and shall be payable semiannually in arrears, in such coin or currency described above, on the first business days of January and July of each year, commencing July 2, 2001 (with such first payment to include interest from and including May 10, 2001 to but excluding July 2, 2001) until payment of such principal sum has been made or duly provided for.

1.       General.

         a.       Registration, Transfer and Exchange.

                  The Company shall cause to be kept at its principal corporate office a register (herein sometimes referred to as the "Debenture register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of this Debenture and of transfers of this Debenture. The Secretary of the Company is hereby appointed "Debenture registrar" for the purpose of registering this Debenture and transfers of this Debenture as herein provided.

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                  Upon surrender for transfer of any part of this Debenture at the principal corporate office of the Company, which transfer complies with all applicable securities laws, the Company shall execute and deliver, in the name of the designated transferee or transferees, one or more new debentures of any authorized denominations, of a like aggregate principal amount.

                  A Debenture issued upon any transfer or exchange of this Debenture shall be a valid obligation of the Company, evidencing the same debt, and entitled to the same benefits as this Debenture.

                  The Debentureholder understands that: (i) this Debenture has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other federal or state law governing the issuance or transfer of securities (which are herein collectively called the "securities laws"), (ii) the securities laws impose substantial restrictions upon the transfer of any interest in this Debenture, and (iii) the Company is not obligated to register this Debenture or the securities aquired upon conversion of this Debenture under the securities laws or otherwise take any action to facilitate or make possible any transfer of any interest in this Debenture.

                  Neither this Debenture nor any interest in this Debenture shall be sold, conveyed or otherwise transferred, pledged or otherwise encumbered, except to the Company or pursuant to the laws of descent and distribution or by will. Without the prior written consent of the Company, except pursuant to the laws of descent and distribution or by will, prior to December 31, 2005, the Debentureholder agrees that no share of Common Stock issued pursuant to a conversion of this Debenture shall be sold, conveyed or otherwise transferred, pledged or otherwise encumbered, and any such attempt shall be null and void and of no legal effect.

                  No service charge shall be made for the transfer or exchange of this Debenture, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the transfer or exchange of this Debenture.

         b.       Mutilated, Destroyed, Lost and Stolen Debentures.

                  If (i) any mutilated Debenture is surrendered to the Company and the Debenture registrar receives evidence to its satisfaction of the destruction, loss or theft of any Debenture, and (ii) there is delivered to the Company such security or indemnity as may be required by the Company to save the Company harmless, then the Company shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

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                  Upon the issuance of any new Debenture under this section, the
Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

                  Every new Debenture issued pursuant to this section in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits hereof equally and proportionately with any and all other Debentures duly issued.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

         c.       Payment of Interest; Interest Rights Preserved.

                  Interest on this Debenture which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered at the close of business on the business day immediately prior to such payment date.

                  Each Debenture delivered for transfer or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

         d.       Persons Deemed Owners.

                  The Company, and any agent of the Company, may treat the person in whose name this Debenture is registered as the owner of this Debenture for the purpose of receiving payment of principal and (subject to section 1c) interest on this Debenture and for all other purposes whatsoever, whether or not this Debenture be overdue, and neither the Company nor any agent of the Company shall be affected by notice to the contrary.

         e.       Cancellation.

                  This Debenture when surrendered for payment, redemption, transfer, exchange or conversion shall be delivered to the Debenture registrar for cancellation. The Company may at any time deliver to the Debenture registrar for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debentures so delivered shall be promptly cancelled by the Debenture registrar. No Debentures shall be issued in lieu of or in exchange for any Debentures cancelled as provided in this section, except as expressly permitted. All cancelled Debentures held by the Debenture registrar shall be disposed of as directed by the Company. It is agreed by the Debentureholder by the acceptance hereof that any such cancellation shall not negate the Call

Right of the Company in the Common Stock as described in Section 2e(4) issued pursuant to the conversion rights set forth herein.

2.       Conversion - Not Exercisable After Triggering Termination.

         a.       Rights of Conversion.

                  The Debentureholder shall have a right of conversion, provided that no Triggering Termination has occurred prior to the time the right is exercised, of the face amount of this Debenture into full paid and non-assessable shares of common stock of the Company, $0.01 par value per share ("Common Stock"). Said right of conversion shall not be exercisable prior to December 31, 2001, and further shall not thereafter exceed: (i) 20% of the original face amount hereof prior to December 31, 2002; (ii) 40% of the original face amount hereof prior to December 31, 2003; (iii) 60% of the original face amount hereof prior to December 31, 2004; and (iv) 80% of the original face amount hereof prior to December 31, 2005. Commencing December 31, 2005 and continuing through May 10, 2011, the holder hereof shall have the right of conversion subject to the terms and conditions of this Debenture, of the original face amount hereof less any amount thereof which may have been then previously converted. In the event the face amount hereof is not fully converted on or before May 10, 2011, the right granted herein shall lapse and the amount of this Debenture which has not been converted as provided herein shall be paid to the holder hereof on the due date.

                  The basis for such conversion is, for convenience, herein expressed in terms of a dollar conversion price (the "conversion price") per share. The number of shares issuable upon any conversion of this Debenture at any given time shall be determined by dividing the principal amount to be converted at the given time by the conversion price then in effect.

                  The Debentureholder, by purchasing this Debenture, understands that the Common Stock to be issued pursuant to the conversion rights granted hereunder have not been registered under the Securities Act, nor is it the intent of the Company to so register said Common Stock and that the certificates evidencing said Common Stock shall bear a legend indicating that said shares are "restricted securities" within the meaning of Rule 144 under the Securities Act. The Debentureholder further understands that unless said Common Stock is registered under the Securities Act, the Securities Act may be construed to prohibit any public sale or transfer of any of the Common Stock unless such public sale or transfer is effected in compliance with all applicable laws.

         b.       Method of Exercise.

                  In order to exercise such conversion privilege, the holder of this Debenture shall present and surrender this Debenture during usual business hours at the principal corporate office of the Company and shall deliver a written notice, in the form of Exhibit A attached hereto, of the election of the holder to convert this Debenture or any portion thereof specified in such notice. In addition, the Debentureholder shall, with respect to any conversion prior to December 31, 2005, deliver an executed Call Agreement, in the form attached hereto as Exhibit B, pursuant to which the Company shall have the right (the "Call Right") to purchase from the Debentureholder, on the terms and conditions set forth therein, the shares of Common Stock into which this Debenture is converted. The certificate or certificates for Common Stock which shall be issuable on such conversion shall be issued in the name of the registered holder hereof.

                  This Debenture when surrendered for conversion shall be endorsed in such manner, or accompanied by such instruments of transfer, as the Company may prescribe. The conversion shall be deemed to have been effected on the date (the "conversion date") on which this Debenture shall have been surrendered and such notice, the Call Agreement (if applicable) and any required instruments of transfer received as aforesaid, and the person or persons in whose name or names any certificate or certificates for Common Stock shall be issuable on such conversion shall be deemed to have become on the conversion date the holder or holders of record of the Common Stock represented thereby.

                  As promptly as practicable after the presentation and surrender for conversion, as herein provided, of this Debenture, the Company shall issue and deliver at such office to or upon the written order of the holder, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion. No fractional shares, or scrip representing fractional shares, shall be issued upon any conversion, but in lieu thereof the Company shall pay in cash the fair value of such fractional shares as of the conversion date. In case this Debenture shall be surrendered for conversion of only a part of the principal amount of this Debenture, the Company shall deliver at such office or agency, to or upon the written order of the holder hereof, a Debenture for the principal amount which is not being converted. The issuance of certificates for Common Stock issuable upon the conversion of this Debenture shall be made without charge to the converting holder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable with respect to the transfer involved, and the Company shall not be required to issue or deliver any such certificate unless and until the person requesting the issue thereof shall have paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

         c.       Accrued Interest and Dividends.

                  Upon conversion of this Debenture into shares of Common Stock pursuant hereto, the Company shall pay accrued interest on this Debenture to but excluding the conversion date. Upon any conversion, whether voluntary or after call for redemption, only those dividends shall be payable on shares of Common Stock issued upon such conversion as may be declared and made payable to holders of record of Common Stock on or after such conversion date.

         d.       Redemption.

                  In the event this Debenture shall be called for redemption, the right to convert this Debenture (but only to the extent of such redemption) pursuant hereto shall terminate at the close of business on the third business day prior to the date fixed for redemption of this Debenture, provided that if the Company shall default in the payment of the redemption price and such default shall continue for a period of 30 days, then such right to convert will revive and continue in full force and effect until and unless a new date for redemption of this Debenture shall be established as prescribed in section 6 or a new notice of redemption shall be given as prescribed in section 6 (in which event the right to convert shall terminate (subject to this provision) on the third business day prior to the new date so set for redemption).

         e.       Common Stock Conversion.

                  (1)      Initial Conversion Price.

                           Until and unless it shall be changed in accordance
with a subsequent provision in this Section 2e, the Conversion Price for the Common Stock shall be $10.83 per share.

                  (2)      Definitions.

                  Each term listed in this Subsection 2e shall have the meaning given in this Subsection 2e(2) whenever it is used in this Agreement.

                  Adjustment Fraction: The Adjustment Fraction applicable with respect to any Stock Dividend or Reverse Stock Split shall have (i) a numerator equal to the number of shares of Common Stock outstanding immediately prior to the effective time of such Stock Dividend or Reverse Stock Split and (ii) a denominator equal to the number of shares of Common Stock outstanding immediately after giving effect to such Stock Dividend or Reverse Stock Split.

                  Reverse Stock Split: Any of the following occurrences shall be deemed to be a "Reverse Stock Split": (i) any amendment to the Company's Certificate of Incorporation which shall have the effect of reducing the number of shares of Common Stock held by every holder of the Common Stock by the same proportion without providing for any distribution of anything of value to such holders in exchange for the shares lost by reason of such occurrence and (ii) any other occurrence which shall be similar in its substantive effect to the occurrence specified in clause (i) of this sentence.

                  Stock Dividend: Any of the following occurrences shall be deemed to be a "Stock Dividend": (i) any distribution of shares of Common Stock pro rata to the holders of outstanding Common Stock in order to effect a stock dividend or stock split, (ii) any stock split or other subdivision of the Common Stock effected by means of an amendment to the Company's Certificate of Incorporation or otherwise, or (iii) any other occurrence which (A) shall have the effect of increasing by the same proportion the number of shares of Common Stock held by every holder of Common Stock issued in connection with such occurrence or (B) shall otherwise be similar in substantive effect to any of the occurrences specified in clause (i) or clause (ii) of this sentence.

                  (3)      Conversion Price Adjustment.

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                  Immediately after the effective time for any Stock Dividend or
Reverse Stock Split, the Conversion Price shall change to the product derived by multiplying (i) the Conversion Price in effect immediately prior to such effective time by (ii) the Adjustment Fraction applicable with respect to such Stock Dividend or Reverse Stock Split.

         (f)      Fundamental Change.

                  (1)      Definition.

                  For purposes of this Debenture, a "Fundamental Change" shall be deemed to have occurred if there shall be: (i) any consolidation to which the Company shall be a party, (ii) any merger in which the Company shall not survive, (iii) any merger in which the Common Stock outstanding immediately prior to such merger shall be exchanged for or converted into any cash, securities or other property shall be issued with respect to the Common Stock outstanding immediately prior to such merger, (iv) any complete liquidation of the Company or (v) any partial liquidation of the Company for which the approval of the holders of Common Stock is required or which is involuntary.

                  (2)      Conditional Conversion Election.

                  In connection with any Fundamental Change, the Debentureholder shall have the right at any time before such event shall actually occur to make a conditional election (i) to convert all or such portion of this Debenture as the holder shall desire into Common Stock if such event shall actually be consummated and to participate in such event as if the holder had held such Common Stock on the date as of which the holders of Common Stock entitled to participate in such event shall be selected but (ii) not to convert this Debenture if such event shall not be consummated. This Debenture converted pursuant to any conditional election made pursuant to rights granted in this Subsection 2f(2) shall be deemed to have been converted on the record date (or if there be no record date, the point in time) used to determine the holders of Common Stock entitled to participate in the Fundamental Change or other event giving rise to such conditional election.

                  (3)      Fundamental Change Adjustment.

                  As a condition to the consummation of any Fundamental Change, lawful and adequate provision shall be made whereby the Debentureholder, if such holder shall not make a conditional conversion election pursuant to Section 2f(2), will immediately after the consummation of such Fundamental Change have the right to convert this Debenture into such shares of stock, securities or assets which such holder could have received in such Fundamental Conversion if such holder had made a conditional conversion of this Debenture pursuant to Subsection 2f(2). In each such case appropriate provision will be made with respect to such holder's rights and interests to the end that the provisions of
Section 2 shall thereafter be applicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of this Debenture to provide such holder with protections after such Fundamental

Change substantially equivalent to the protections provided by Section 2 prior to such Fundamental Change.

         g.       Purchase Rights.

                  If at any time the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of Common Stock (the "Purchase Rights"), then the holder of this Debenture shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder could have acquired if the holder had held the number of shares of Common Stock acquirable upon conversion of this Debenture immediately before the date on which a record shall be taken for the grant, issuance or sale of such Purchase Rights or, if no such record shall be taken, the date as of which the record holders of Common Stock shall be determined for the grant, issue or sale of such Purchase Rights.

         h.       Distribution Rights

                  If at any time the Company makes any distribution pro rata to the record holders of Common Stock in property other than cash ("Distribution Rights"), then the holder of this Debenture shall be entitled to acquire, upon the terms applicable to such Distribution Rights, the aggregate Distribution Rights which the holder could have acquired if the holder had held the number of shares of Common Stock acquirable upon conversion of this Debenture immediately before the date on which a record shall be taken for the grant, issuance or sale of such Distribution Rights, or, if no such record shall be taken, the date as of which the record holders of Common Stock shall be determined for the grant, issue or sale of such Distribution Rights.

         i.       Notices.    Immediately upon any adjustment of the Conversion
Price, the Company shall send written notice thereof to the holder of this Debenture.

         j.       Retained Rights of the Company.

                  The Company may, at its discretion, at one time or from time to time, accelerate the date(s) on which the Debentureholder may convert the face amount of this Debenture into Common Stock of the Company on a part of or all of said amount. Further, the Company may void or waive the Call Right as set forth in the Call Agreement on shares converted or to be converted; or modify said Call Right to reduce the call percentage(s) at any given time or times; or accelerate the date(s) on which said Call Right expires. Any such acceleration, voidance, waiver or modification shall be in a writing signed by an executive officer of the Company.

3.       Subordination.

         a. Extent of Subordination. The indebtedness evidenced by this
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Debenture shall be subordinate in right of payment to any given Senior
Obligation in the manner and to the extent provided (i) in this Section 3 and
(ii) in any commitment which the Company may at any time make in good faith with respect to the given Senior Obligation. Without limiting by implication the generality of the preceding sentence, the Company shall have the right to enter into commitments with respect to any given Senior Obligation (either at the time such Senior

Obligation shall be incurred or at any time thereafter) which may preclude the Company from making payments on this Debenture until all amounts on the Senior Obligation are satisfied or impose other restrictions on the payment of this Debenture and all other persons interested in this Debenture to the extent provided in such commitment, provided that such commitment shall be made in good faith.

         b. Senior Obligations. Any obligation of any kind which the Company may
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at any time have (including, but not limited to, any obligation for borrowed money, any contractual obligation, any guarantee of any kind, and any other contingent obligation) shall be deemed to be a "Senior Obligation" unless the terms governing such obligation shall expressly provide that such obligation should not be deemed a "Senior Obligation" for purposes of this Debenture.

         c. Reorganization Distribution. If there shall be any payment or
            ---------------------------
distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any total liquidation of the Company, whether voluntary or involuntary, or upon any liquidation or reorganization of the Company in bankruptcy, insolvency, receivership or other proceedings, then all amounts due upon all Senior Obligations owed by the Company shall first be paid in full or payment thereof duly provided for before the holder of this Debenture shall be entitled to receive or retain any assets so paid or distributed in respect hereof; and upon such liquidation or reorganization any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holder of this Debenture would be entitled except for these provisions shall be paid by the Company, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, directly to the holders of Senior Obligations (pro rata on the basis of the respective amounts of the Senior Obligations held by such holders or their representatives), until all such Senior Obligations shall be paid in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Obligations, before any payment or distribution shall be made to the holder of this Debenture. If any holder of any Senior Obligation receives any payment or distribution which, except for the provisions of this paragraph (c) would have been payable or deliverable with respect to this Debenture, the holder of this Debenture shall be subrogated to the rights of the holder of such Senior Obligation against the Company to the extent of the amount so paid.

         d. Rights Reserved. The provisions of this Section 3 are for the
            ---------------
purpose of defining the relative rights of the holders of Senior Obligations on the one hand and the holder of this Debenture on the other hand. Nothing herein shall impair the Company's obligation to the holder of this Debenture to pay to such holder principal and interest in accordance with the terms of this Debenture. An amount shall be deemed "past due" for the purpose of this Debenture if it shall not be paid when its payment would have been due if this
Section 3 had not been applicable. No provision of this Section 3 shall be construed to prevent the holder of this Debenture from exercising all remedies otherwise available under the terms of this Debenture or under applicable law upon the occurrence of Default (including, but not limited to, acceleration of the maturity of principal owed on this Debenture), no portion of the amounts owed on this Debenture shall be paid by the Company until and unless such payment shall be permitted under this Section 3 and any commitment made in accordance with paragraph (a) of this Section 3. Nothing in this

Section 3 shall prevent conversion at any time of all or any part of the principal balance of this Debenture into Common Stock.

4.       Remedies.

         a.       Events of Default.

         A "Default" shall be deemed to exist for purposes of this Debenture so long as:

                  (1) any interest owed shall be past due and shall have been past due for 30 days; or

                  (2) the principal owed on this Debenture shall be past due; or

                  (3) the Company shall be in breach of any other covenant or warranty of the Company in this Debenture, and such breach shall have continued for at least 30 days after there has been given to the Chief Financial Officer or Treasurer of the Company by the holder, a written notice specifying such breach and requiring it to be remedied and stating that such notice is a "notice of default" hereunder; or

                  (4) a decree or order by a court having jurisdiction in the premises shall have been entered adjudicating the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company under the Federal Bankruptcy Code or any other similar applicable Federal or state law, and such decree or order shall have been in effect for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of any property of the Company or for the winding up or liquidation of its affairs shall be in effect and shall have been in effect for a period of 60 days; or

                  (5) the Company or any subsidiary shall have instituted proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall have filed a petition or answer or consent seeking reorganization under the Federal Bankruptcy Code or any other applicable Federal or state law, or shall have consented to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall have made an assignment for the benefit of creditors, or shall have admitted in writing its inability to pay its debts generally as they become due, or corporate action shall be taken by the Company or any subsidiary in furtherance of any of the aforesaid purposes.

                  A default shall be deemed to exist whenever prescribed by the terms of this Section 4a regardless of whether such Default shall be voluntary or involuntary or shall result from compliance with any legal requirement or any other circumstance of any kind.

         b.       Acceleration of Maturity.

                  Whenever a Default exists, the holder may declare the principal of this Debenture to be due and payable immediately, by a notice in writing to the Chief Financial Officer or Treasurer of the Company, and upon any such declaration such principal (subject to the provisions of section 3) shall become immediately due and payable.

         c.       Collection of Indebtedness and Suits for Enforcement.

                  The Company covenants that if the principal or interest shall become past due, the Company shall pay interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by this Debenture and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the holder. If the Company fails to pay such amount forthwith upon such demand, the holder may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Debenture and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Debenture, wherever situated.

         d. Unconditional Right of Debentureholder to Received Principal and Interest.

                  Notwithstanding any other provision in this Debenture (with the exception of Section 3, Subordination), the holder shall have the right (except as otherwise provided in Section 3) which is absolute and unconditional to receive payment of the principal of and (subject to section 1c) interest on the stated maturity (or, in the case of redemption, on the redemption date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of the holder.

         e.       Rights and Remedies Cumulative; Governing Law.

                  No right or remedy herein conferred upon or reserved to the Debentureholder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment or any other appropriate right or remedy. This Debenture and all rights hereunder shall be governed by the internal laws, not the laws of conflicts, of the State of Illinois.

         f.       Delay or Omission Not Waiver.

                  No delay or omission of any holder to exercise any right or remedy accruing upon any Default shall impair any such right or remedy or constitute a waiver of any such Default or an acquiescence therein. Every right and remedy given by this Debenture or by law to the

Debentureholder may be exercised from time to time, and as often as may be deemed expedient, by the Debentureholder.

         g.       Undertaking for Costs.

                  The parties to this Debenture agree that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Debenture, any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant.

         h.       Waiver of Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Debenture, and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted, but will suffer and permit the execution of every such power as though no such law had been enacted.

5.       Covenants.

         a.       Reports.

                  So long as this Debenture is outstanding, the Company will furnish to the holder as soon as practicable after the end of each fiscal year, the Annual Report to Shareholders of the Company containing the consolidated balance sheet of the Company as of the close of such fiscal year and corresponding statements of income and cash flows for the year then ended, such annual report to include an opinion of the Company's independent certified public accountants.

         b.       Reservation of Shares.

                  The Company agrees to reserve from its authorized and unissued Common Stock, until this Debenture shall cease to be convertible or shall be fully converted, shares of Common Stock in a number which at any given time shall be equal to all of the number of shares which may be issuable on or at the given time by reason of the conversion of this Debenture.

6.       Redemption.

                  In the event a Triggering Termination shall have occurred, this Debenture may be redeemed prior to maturity, at the option of the Company, at the principal corporate office of the

Company, upon notice referred to below, at the face amount hereof together with accrued interest to but excluding the date fixed for redemption.

         a.       Triggering Termination.

                  A "Triggering Termination" shall be deemed to have occurred if the initial Debentureholder's employment with the Company or any of its subsidiaries is terminated for any reason whatsoever (including any termination which occurs without the consent of the Debentureholder), except that a "Triggering Termination" shall not be deemed to have occurred if: (A) the termination is caused by the death of the Debentureholder; (B) the Debentureholder's employment is voluntarily or involuntarily terminated at any time when (i) the Debentureholder is permanently disabled, as determined by a physician approved by the Board of Directors of the Company, (ii) any "Outside Person" (as hereinafter defined) owns, or group of Outside Persons acting or intending to act in concert for the purpose of electing directors to the Board of Directors of the Company in the aggregate own, and shall be entitled to vote for the election of directors to the Board of Directors of the Company, securities representing at least 35% of all votes which could be cast in any election of directors of the Company held at such time, or (iii) the Board of Directors shall include at least one member whose election to the Board shall have been opposed in a written instrument executed not later than the time of such election by a majority of the persons in the group comprised of (a) all persons serving as directors of the Company immediately prior to such election and (b) all persons who immediately prior to such election held executive officership positions with the Company to which they shall have been appointed by the Board of Directors of the Company; (C) the Debentureholder retires from employment (i) at such age under 65 and upon such terms as are specifically approved by the Board of Directors of the Company or (ii) at age 65; (D) the employment of the initial Debentureholder is terminated by the Company other than for Cause (as defined in Appendix A to the Agreement, dated January 7, 2001 and accepted on January 9, 2001, between the Debentureholder and the Company); or (E) if the initial Debentureholder terminates his employment with the Company for Good Reason (as defined in Appendix A to the Agreement, dated January 7, 2001 and accepted on January 9, 2001, between the Debentureholder and the Company).

                  Upon assumption of the Company's obligations under this Debenture by any acquiring corporation in any merger or sale of assets transaction contemplated by the Call Agreement (i) the transfer of the initial Debentureholder's employment to the acquiring corporation, to the ultimate parent of such corporation (if any) or to any other subsidiary of such ultimate parent shall not be deemed to be a "Triggering Termination" and (ii) the failure by the initial Debentureholder to be employed in a comparable position with comparable titles, duties, responsibilities and reporting obligations by the acquiring corporation, or its ultimate parent at or after the time the acquiring corporation acquires the Company's assets shall be deemed to be a "Triggering Termination" unless the termination would not be deemed to be a "Triggering Termination" under clause (A), (B) or (C) of the preceding section applied on the assumption that the acquiring corporation (if it has no parent) or the ultimate parent of the acquiring corporation is the Company. For purposes of the preceding sentence, (i) any corporation that directly or indirectly (through one or more subsidiaries) owns and controls shares representing a majority of the votes which may be cast for the election of directors of any given corporation shall be deemed to be a parent of the given corporation and (ii) if the acquiring corporation has any parent, then the ultimate parent of the acquiring corporation shall be the corporation which is a parent of the acquiring corporation but has no parent corporation.

                  An "Outside Person" shall mean any person except (i) the Debentureholder or (ii) any director of the Company whose nomination was not opposed in the manner indicated in clause (B) (iii) in the first subparagraph under this subsection. Outside Persons controlling shares held in any trust, plan or program established by the Board of Directors of the Company principally for the benefit of past or present employees of the Company or any subsidiary of the Company or the benefit of any person or persons who are not "Outside Persons" shall not be deemed to "own" any shares in any such trust, plan or program for purposes of determining whether a "Triggering Termination" has occurred under this Debenture.

         b.       Notice of Redemption.

                  Notice of redemption shall be delivered in person or be given by first-class mail, postage prepaid, to the Debentureholder at the address appearing in the Debenture register. All notices of redemption shall state:

                  (1) the redemption date (which shall not be less than 30 nor more than 90 days after the date such notice of redemption shall be mailed which date shall be deemed the "Redemption Date" for this Debenture),

                  (2)      the redemption price,

                  (3) if less than the entire principal amount of this Debenture is to be redeemed, the principal amount of this Debenture to be redeemed,

                  (4) that on the redemption date the redemption price will become due and payable upon such Debenture, and that interest thereon shall cease to accrue from and after said such date, and

                  (5) that the place where this Debenture is to be surrendered for payment shall be the principal corporate office of the Company.

         c.       Debenture Payable on Redemption Date.

                  If a redemption notice shall be given in accordance with the provisions of Section 6b, then on the Payment Date there shall be due and payable and the Company shall pay (1) all principal owed on this Debenture on the Redemption Date and (ii) all interest which shall have accrued prior to the Redemption Date but which shall not have been paid earlier (except for interest which the Company shall have ceased to be obliged to pay by virtue of the conversion of this Debenture). For purposes of this Debenture, the "Payment Date" shall be the later of the Redemption Date or the time this Debenture shall be surrendered to the Company. Installments of interest whose stated maturity is on or prior to the Redemption Date shall be payable to the holder on the relevant record dates according to their terms and the provisions of Section 1c.

                  If this Debenture shall not be paid upon the Payment Date, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by this Debenture.

                  In the event of redemption by the Company, the Company hereby retains a right to offset against the amount to be paid by the Company to the Debentureholder upon such redemption any amounts owed to the Company by the Debentureholder as of the Payment Date notwithstanding the manner in which such debt of the Debentureholder to the Company may have been incurred.

         d.       Cancellation of Redeemed Debenture.

                  When and if this Debenture is redeemed and paid under the provisions of this section, this Debenture shall forthwith be cancelled by the Debenture registrar.

                  IN WITNESS WHEREOF, The ServiceMaster Company has caused this Debenture to be signed in its name by the signature of its Executive Vice President and Chief Financial Officer and attested by the signature of its Secretary.


      Dated: May 10, 2001           THE SERVICEMASTER COMPANY


                                    By: /s/ Steven C. Preston
                                        ---------------------
                                    Name:    Steven C. Preston
                                    Title:   Executive Vice President and Chief
                                             Financial Officer




                                    ATTEST:



                                    By: /s/ Sandra Groman
                                        -----------------
                                        Sandra Groman
                                    Its:  Secretary

                                                                   Exhibit A

                          ELECTION TO CONVERT DEBENTURE

Reference is made to that certain 5.50% Convertible Subordinated Debenture due May 10, 2011 (the "Debenture") issued on May 10, 2001 by The ServiceMaster Company to Jonathan P. Ward. Capitalized terms used but not otherwise defined in this Exhibit A shall have the meanings assigned to them in the Debenture.

The Debentureholder hereby irrevocably elects to convert (check one):

    _____ (i) the entire principal amount of the Debenture; or

    _____ (ii) $___________ or _____% of the principal amount of the Debenture,

in either case as contemplated by Section 2 of the Debenture. Notwithstanding the foregoing election, the Debentureholder shall be entitled to convert the Debenture only in accordance with Section 2a thereof, including the maximum percentages set forth therein.

The Debentureholder directs the Company to record in the stockholder register of the Company the Common Stock (or other securities) issuable upon this conversion of the Debenture in the name of the Debentureholder.

The Debenture is herewith being surrendered by the Debentureholder or, in the event such Debenture is subject to the Pledge Agreement described below, the Debentureholder hereby authorizes and directs the surrender of the Debenture to the Company. In the event the Debenture is being fully converted as directed above, the Debentureholder hereby acknowledges and approves of the cancellation of the Debenture by the Company. In the event the Debenture is not being fully converted as directed above, the Debentureholder hereby directs that a new debenture be issued to the Debentureholder for the remaining principal amount of the Debenture not being converted.

The Debentureholder hereby confirms and acknowledges that the Debenture, any new debenture issued upon a partial conversion of the Debenture and any Common Stock (or security or other property) issuable upon conversion thereof is subject to that certain Pledge Agreement dated as of May 10, 2001 by and between We Serve America, Inc. and the Debentureholder.


                                      -----------------------------------------
                                      Debentureholder
                                      Address: ______________________________
Dated: _____________________                   ______________________________
                                               ______________________________